Exhibit 10.36
EXECUTION COPY

FIRST AMENDMENT
TO
5-YEAR TERM CREDIT AGREEMENT
dated as of
May 15, 2006
among
VALERO LOGISTICS OPERATIONS, L.P.,
as Borrower,
VALERO L.P.,
JPMORGAN CHASE BANK, N.A.,
as Administrative Agent,
and
The Lenders Party Hereto

FIRST AMENDMENT TO 5-YEAR TERM CREDIT AGREEMENT
     THIS FIRST AMENDMENT TO 5-YEAR TERM CREDIT AGREEMENT (this “First Amendment”) dated as of May 15, 2006, is among VALERO LOGISTICS OPERATIONS, L.P., a Delaware limited partnership (the “Borrower”); VALERO L.P., a Delaware limited partnership (the “MLP”); JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, together with its successors in such capacity, the “Administrative Agent”) for the lenders party to the Credit Agreement referred to below (collectively, the “Lenders”); and the undersigned Lenders.
R E C I T A L S
     A. The Borrower, the Administrative Agent and the Lenders are parties to that certain 5-Year Term Credit Agreement dated as of July 1, 2005 (the “Credit Agreement”), pursuant to which the Lenders have made certain extensions of credit available to the Borrower.
     B. The Borrower has requested and the Lenders have agreed to amend certain provisions of the Credit Agreement.
     C. NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
     Section 1. Defined Terms. Each capitalized term used herein but not otherwise defined herein has the meaning given such term in the Credit Agreement. Unless otherwise indicated, all references to Sections in this First Amendment refer to Sections of the Credit Agreement.
     Section 2. Amendments to Credit Agreement.
     2.1 Amendments to Section 1.01.
     (a) The definition of “Agreement” is hereby amended in its entirety to read as follows:
     “Agreement” means this 5-Year Term Credit Agreement, as amended by the First Amendment, as the same may be amended, modified, supplemented or restated from time to time in accordance herewith.
     (b) The definition of “Change in Control” is hereby amended in its entirety to read as follows:
     “Change in Control” means any of the following events:
     (a) 100% (and not less than 100%) of the issued and outstanding Equity Interest of the general partner(s) of the Borrower shall cease to be owned, directly or indirectly, or the Borrower shall cease to be Controlled, by the MLP; or

     (b) 100% (and not less than 100%) of the limited partnership interests of the Borrower shall cease to be owned in the aggregate, directly or indirectly, by the MLP; or
     (c) the occurrence of any transaction that results in any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act) other than a Permitted Holder becoming the Beneficial Owner, directly or indirectly, of more than 50% of the general partner interests in the MLP.
     (c) The following definitions are hereby added where alphabetically appropriate to read as follows:
     “Beneficial Owner” has the meaning assigned to such term in Rule 13d-3 and Rule 13d-5 under the Exchange Act, except that in calculating the beneficial ownership of any particular “person” (as that term is used in Section 13(d)(3) of the Exchange Act), such “person” will be deemed to have beneficial ownership of all securities that such “person” has the right to acquire by conversion or exercise of other securities, whether such right is currently exercisable or is exercisable only upon the occurrence of a subsequent condition.
     “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, and any statute successor thereto.
     “First Amendment” means the First Amendment to 5-Year Term Credit Agreement dated as of May 15, 2006 among the Borrower, the MLP, the Administrative Agent and the Lenders party thereto.
     “Investment Grade Person” means a Person that has issued unsecured senior debt that has at least two of the following ratings on the date the transaction constituting a Change in Control is consummated:
     (a) BBB- or above, in the case of S&P (or its equivalent under any successor rating categories of S&P);
     (b) Baa3 or above, in the case of Moody’s (or its equivalent under any successor rating categories of Moody’s); or
     (c) the equivalent in respect of the rating categories of any rating agencies substituted for S&P or Moody’s.
     “Permitted Holder” means Valero Energy or any Investment Grade Person.
     Section 3. Conditions Precedent. This First Amendment shall not become effective until the date on which each of the following conditions is satisfied (or waived in accordance with Section 10.02 of the Credit Agreement) (the “Effective Date”):

2

     3.1 The Administrative Agent and the Lenders shall have received all fees and other amounts due and payable, if any, in connection with this First Amendment on or prior to the Effective Date.
     3.2 The Administrative Agent shall have received from the Required Lenders, the Borrower and the MLP, counterparts (in such number as may be requested by the Administrative Agent) of this First Amendment signed on behalf of such Persons.
     3.3 The Administrative Agent shall have received such other documents as the Administrative Agent or special counsel to the Administrative Agent may reasonably request.
     3.4 No Default shall have occurred and be continuing, after giving effect to the terms of this First Amendment.
     Section 4. Miscellaneous.
     4.1 Confirmation. The provisions of the Credit Agreement, as amended by this First Amendment, shall remain in full force and effect following the effectiveness of this First Amendment.
     4.2 Ratification and Affirmation; Representations and Warranties. The Borrower and the MLP each hereby (a) acknowledges the terms of this First Amendment; (b) ratifies and affirms its obligations under, and acknowledges, renews and extends its continued liability under, each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect, except as expressly amended hereby, notwithstanding the amendments contained herein and (c) represents and warrants to the Lenders that as of the date hereof, after giving effect to the terms of this First Amendment: (i) all of the representations and warranties contained in each Loan Document to which it is a party are true and correct, unless such representations and warranties are stated to relate to a specific earlier date, in which case, such representations and warranties shall continue to be true and correct as of such earlier date and (ii) no Default has occurred and is continuing.
     4.3 Loan Document. This First Amendment is a “Loan Document” as defined and described in the Credit Agreement and all of the terms and provisions of the Credit Agreement relating to Loan Documents shall apply hereto.
     4.4 Counterparts. This First Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this First Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.
     4.5 NO ORAL AGREEMENT. THIS FIRST AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR UNWRITTEN ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO ORAL AGREEMENTS BETWEEN THE PARTIES.

3

     4.6 GOVERNING LAW. THIS FIRST AMENDMENT (INCLUDING, BUT NOT LIMITED TO, THE VALIDITY AND ENFORCEABILITY HEREOF) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
[SIGNATURES BEGIN NEXT PAGE]

4

     IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed as of the date first written above.

VALERO LOGISTICS OPERATIONS, L.P.

By:	Valero GP, Inc., its General Partner

	By:	/s/ Steven A. Blank

Steven A. Blank
Senior Vice President and
Chief Financial Officer

VALERO L.P.

By:	Riverwalk Logistics, L.P., its General Partner

By:	Valero GP, LLC, its General Partner

	By:	/s/ Steven A. Blank

Steven A. Blank
Senior Vice President and
Chief Financial Officer

JPMORGAN CHASE BANK, N.A., individually and as Administrative Agent
By	/s/ Robert W. Traband
	Name:	Robert W. Traband
	Title:	Vice President

BARCLAYS BANK PLC, individually and as Syndication Agent
By:	/s/ Alison McGuigan
	Name:	Alison McGuigan
	Title:	Associate Director

MIZUHO CORPORATE BANK, individually and as Co-Documentation Agent
By	/s/ Raymond Ventura
	Name:	Raymond Ventura
	Title:	Senior Vice President

ROYAL BANK OF CANADA, individually and as Co-Documentation Agent
By	/s/ Don J. McKinnerney
	Name:	Don J. McKinnerney
	Title:	Authorized Signatory

THE ROYAL BANK OF SCOTLAND, plc, individually and as Co-Documentation Agent
By	/s/ Paul McDonagh
	Name:	Paul McDonagh
	Title:	Managing Director

SCOTIABANC INC., individually and as Co-Documentation Agent

By	/s/ William E. Zarrett
	Name:	William E. Zarrett
	Title:	Managing Director

SUNTRUST BANK, individually and as Co-Documentation Agent

By	/s/ Peter Panos
	Name:	Peter Panos
	Title:	Vice President

THE BANK OF TOKYO-MITSUBISHI, LTD., individually and as Managing Agent
By	/s/ Kelton Glasscock
	Name:	Kelton Glasscock
	Title:	Vice President & Manager

BAYERISCHE HYPO-UND VEREINSBANK AG, NEW YORK BRANCH, individually and as Managing Agent
By
Name:
Title:

By
Name:
Title:

SUMITOMO MITSUI BANKING CORPORATION, individually and as Managing Agent
By	/s/ David A. Buck
	Name:	David A. Buck
	Title:	Senior Vice President

BANK OF AMERICA, N.A., individually and as Co-Agent
By	/s/ Claire Liu
	Name:	Claire Liu
	Title:	Senior Vice President

BNP PARIBAS, individually and as Co-Agent
By	/s/ Larry Robinson
	Name:	Larry Robinson
	Title:	Director

By	/s/ Greg Smothers
	Name:	Greg Smothers
	Title:	Vice President

CALYON NEW YORK BRANCH, individually and as Co-Agent
By	/s/ Bertrand Cord’homme
	Name:	Bertrand Cord’homme
	Title:	Director

By	/s/ Page Dillehunt
	Name:	Page Dillehunt
	Title:	Managing Director

CITIBANK, N.A., individually and as Co-Agent
By	/s/ Amy K. Pincu
	Name:	Amy K. Pincu
	Title:	Attorney-in-fact

WELLS FARGO BANK, NATIONAL ASSOCIATION, individually and as Co-Agent
By	/s/ Jo Ann Vasquez
	Name:	Jo Ann Vasquez
	Title:	Vice President

LEHMAN BROTHERS BANK, FSB
By	/s/ Janine M. Shugan
	Name:	Janine M. Shugan
	Title:	Authorized Signatory

UBS LOAN FINANCE LLC
By:	/s/ Irja R. Otsa
	Name:	Irja R. Otsa
	Title:	Associate Director, Banking Products Services, US

By:	/s/ Richard L. Tavrow
	Name:	Richard L. Tavrow
	Title:	Director, Banking Products Services, US

BANK HAPOALIM B.M.
By
Name:
Title:

By
Name:
Title:

COMPASS BANK
By	/s/ David G. Mills
	Name:	David G. Mills
	Title:	Senior Vice President

S-20